Securities Act File No. 33-51061
                                    Investment Company Act File No. 811-7121
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [__]

     Post-Effective Amendment No. 15                                  [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 15                                                 [X]

                      (Check appropriate box or boxes.)

                    Dreyfus Growth and Value Funds, Inc.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----
      X   on May 1, 1998 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a
               previously filed post-effective amendment.
     ----




                    DREYFUS GROWTH AND VALUE FUNDS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

                                                       Dreyfus
                                                       Technology
Items in                                               Growth
Part A of
Form N-1A        Caption                               Page
_________        _______                               ______
  1              Cover Page                            Cover

  2              Synopsis                              3

  3              Condensed Financial                   *
                 Information

  4              General Description of                4, 25
                 Registrant

  5              Management of the Fund                7

  5(a)                Management's Discussion of       *
                 Fund's Performance

  6              Capital Stock and Other               25
                 Securities

  7              Purchase of Securities                9
                 Being Offered

  8              Redemption or Repurchase              18

  9              Pending Legal Proceedings             *
Items in
Part B of
Form N-1A
---------
  10      Cover Page                                   Cover

  11      Table of Contents                            Cover

  12      General Information and History              B-32

  13      Investment Objectives and Policies           B-3

  14      Management of the Fund                       B-14

          15        Control Persons and Principal      B-17
          Holders of Securities

  16      Investment Advisory and Other                B-17
          Services
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                    DREYFUS GROWTH AND VALUE FUNDS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)
Items in
Part B of
Form N-1A           Caption                            Page
_________           _______                            _____

  17        Brokerage Allocation                       B-30

  18        Capital Stock and Other Securities         B-32

  19        Purchase, Redemption and Pricing           B-20; B-22
            of Securities Being Offered                and B-27

  20        Tax Status                                 *

  21        Underwriters                               B-1 and B-20

  22        Calculations of Performance Data           B-31

  23        Financial Statements                       B-38
Items in
Part C of
Form N-1A
_________

  24        Financial Statements and Exhibits          C-1

  25        Persons Controlled by or Under             C-4
            Common Control with Registrant

  26        Number of Holders of Securities            C-4

  27        Indemnification                            C-4

  28        Business and Other Connections of          C-5
            Investment Adviser

  29        Principal Underwriters                     C-12

  30        Location of Accounts and Records           C-15

  31        Management Services                        C-15

  32        Undertakings                               C-15

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

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PROSPECTUS                                                    MAY 1, 1998


                     DREYFUS TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------
        Dreyfus Technology Growth Fund (the "Fund") is a separate diversified portfolio of Dreyfus Growth and Value Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is capital appreciation. It seeks to achieve this investment objective by investing principally in a portfolio of publicly-traded equity securities of domestic and foreign issuers, which provide or are expected to benefit from technological advances and improvements, and are characterized as "growth" companies according to criteria established by The Dreyfus Corporation.
        You can purchase or redeem shares by telephone using Dreyfus
TeleTransfer.


        The Dreyfus Corporation professionally manages the Fund's portfolio.

        This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
 The net asset value of funds of this type will fluctuate from time to time.

                   TABLE OF CONTENTS


                                                            Page
    Fee Table.........................................      3
    Condensed Financial Information...................      4
    Description of the Fund...........................      5
    Management of the Fund............................      7
    How to Buy Shares.................................      8
    Shareholder Services..............................     10
    How to Redeem Shares..............................     13
    Shareholder Services Plan.........................     16
    Dividends, Distributions and Taxes................     16
    Performance Information...........................     17
    General Information...............................     18
    Appendix..........................................     19


--------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------

[This Page Intentionally Left Blank]


                                    [Page 2]


                                     FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES
          Redemption Fee* (as a percentage of amount redeemed).......................                     1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
          Management Fees............................................................                      .75%
          Other Expenses.............................................................                     2.93%
          Total Fund Operating Expenses..............................................                     3.68%
*Shares held for less than 15 days may be subject to a 1% redemption fee payable to the Fund. See "How to Redeem Shares."
EXAMPLE:                                                          1 YEAR                3 YEARS
          You would pay the following
          expenses on a $1,000 invest-
          ment, assuming (1) 5% annual
          return and (2) redemption at
          the end of each time period:                           $37                     $113


        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."

                                    [Page 3]




                            CONDENSED FINANCIAL INFORMATION
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from October 13, 1997 (commencement of operations) to February 28, 1998. This information has been derived from the Fund's financial statements.
PER SHARE DATA
  Net asset value, beginning of period........................   $12.50
Investment Operations:
  Investment (loss)...........................................     (.02)
  Net realized and unrealized gain (loss) on investments......      .72
  Total from Investment Operations............................      .70
  Net asset value, end of period..............................   $13.20
TOTAL INVESTMENT RETURN.......................................    5.60%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets...........     .49%(1)
  Ratio of interest expense to average net assets.............     .02%(1)
  Ratio of net investment income (loss) to average net assets.    (.22%)(1)
  Decrease reflected in above expense ratios due to
      undertaking by the Manager                                   .89%(1)
  Portfolio Turnover Rate.....................................   88.09%(1)
  Average commission rate paid(3).............................   $.0533
  Net Assets, end of year (000's Omitted).....................   $8,050
(1) Not annualized.
(2) Calculated based on net asset value on the close of business on October 14, 1997
(commencement of initial offering) to February 28, 1998.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Fund's performance is contained in the Fund's Semi-Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



                                    [Page 4]


Description of the Fund
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital appreciation. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
INVESTMENT APPROACH
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the classic growth description. Alternatively, companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies.
MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers, which provide or are expected to benefit from technological advances and improvements, and are characterized as "growth" companies according to criteria established by The Dreyfus Corporation. These companies may include those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors. Investments also may include companies that The Dreyfus Corporation expects to benefit from the commercialization of technological advances although they may not be directly involved in research and development. The Fund's investments may range from small companies developing new technologies or pursuing scientific breakthroughs to large capitalization companies with established track records of developing and marketing such advances. The Fund may invest up to 25% of the value of its total assets in the securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks, as well as warrants to purchase such securities.
        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.


        In an effort to increase returns, the Fund expects to trade actively and that the annual portfolio turnover rate for the current fiscal year could exceed 100%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. The Fund may engage in various investment techniques, such as leveraging, options and futures transactions, short-selling and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL_The Fund's net asset value per share should be expected to fluctuate and, as described below, given the Fund's emphasis on the technology sector, may be especially volatile. Investors should
                                    [Page 5]

consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You could lose money by investing in the Fund. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES; TECHNOLOGY SECTOR _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The technology sector has been among the most volatile sectors of the stock market. You should recognize that returns are likely to be highly volatile and that, depending upon when you purchase and sell your Fund shares, you may make or lose money.
        The Fund may purchase securities of companies in initial public offerings or shortly thereafter. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons. The Fund may purchase securities of companies which have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company's stock price may decline sharply and its securities may become less liquid. The Fund may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Fund is not limited in the amount it may invest in these securities or companies. The Fund, together with other investment companies advised by The Dreyfus Corporation and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its position should it desire to do so.


YEAR 2000 RISKS _ Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


USE OF DERIVATIVES _ The Fund may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an
                                    [Page 6]

underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below and "Investment Objective and Management Policies_Derivatives" in the Statement of Additional Information. SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                                 Management of the Fund


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1998, The Dreyfus Corporation managed or administered approximately $99 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio managers are Richard D. Wallman and Mark Herskovitz. Richard D. Wallman has been employed by The Dreyfus Corporation since 1995. From 1992 to 1995, Mr. Wallman was a Vice President at Desai Capital Management. Mark Herskovitz has been employed by The Dreyfus Corporation since 1996. From 1992 to 1996, Mr. Herskovitz served as a Trust Investment Officer at National City Bank. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may
                                    [Page 7]

consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Company's Board. See "Portfolio Transactions" in the Statement of Additional Information.
EXPENSES _ All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's Custodian.
How to Buy Shares
        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. See "Appendix_Additional Information About Purchases, Exchanges and Redemptions."


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover
IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members

                                    [Page 8]

of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900336722/Dreyfus Technology Growth Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

                                    [Page 9]



        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments will be valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
Shareholder Services
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of
                                    [Page 10]

the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561.
If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        The Fund will impose a redemption fee equal to 1% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 15 days after issuance of such shares. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. See "Appendix_Additional Information About Purchases, Exchanges and Redemptions." The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and

                                    [Page 11]

the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or

                                    [Page 12]

terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS


        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs (except SEP-IRAs), please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
How to Redeem Shares



GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value. See "Appendix_Additional Information About Purchases, Exchanges and Redemptions."



                                    [Page 13]

        The Fund will deduct a redemption fee of 1% of the net asset value of Fund shares redeemed or exchanged in less than 15 days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest. No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or discontinued at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, Dreyfus TeleTransfer purchase or Dreyfus-AUTOMATIC Asset Builder order, which may take up to eight business days or more. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The
                                    [Page 14]

Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.
        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE _ You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TeleTransfer PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member
                                    [Page 15]

may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
Shareholder Services Plan
        The Fund has adopted a Shareholder Services Plan pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
Dividends, Distributions and Taxes


        The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.



        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income for Federal income tax purposes whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that an individual generally will be taxed on the net amount of his or her capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and distributions may be subject to state and local taxes.


        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident
                                    [Page 16]

withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
Performance Information
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information,
                                    [Page 17]

such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from broad-based securities indexes and industry publications.
General Information
        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of nine series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call
516-794-5452.

                                    [Page 18]

Appendix
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging is limited to 33-1/3% of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.
SHORT-SELLING _ In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.
USE OF DERIVATIVES _ The Fund may invest in, or enter into, Derivatives, such as futures and options. These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

                                    [Page 19]

        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Fund may purchase call and put options and write (i.e., sell) covered call and put options. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


FORWARD COMMITMENTS _ The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.


CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to
                                    [Page 20]

common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
MONEY MARKET INSTRUMENTS _ The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund_Investment Considerations and Risks_Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard &Poor's Rating Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff &Phelps &Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.



Depositary Receipts_The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the
                                    [Page 21]

securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.
INVESTMENT COMPANIES _ The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ILLIQUID SECURITIES _ The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS _ The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to 1% or more of the Fund's total assets). The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.



        During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components _

                                    [Page 22]

redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    [Page 23]

Technology Growth Fund

Prospectus
Registration Mark
Copy Rights 1998 Dreyfus Service Corporation
                                            255p0598
                                    [Page 24]




____________________________________________________________________________

                    DREYFUS GROWTH AND VALUE FUNDS, INC.

                      DREYFUS LARGE COMPANY GROWTH FUND
                       DREYFUS AGGRESSIVE GROWTH FUND
                      DREYFUS LARGE COMPANY VALUE FUND
                        DREYFUS AGGRESSIVE VALUE FUND
                          DREYFUS MIDCAP VALUE FUND
                      DREYFUS SMALL COMPANY VALUE FUND
                      DREYFUS INTERNATIONAL VALUE FUND
                        DREYFUS EMERGING LEADERS FUND
                       DREYFUS TECHNOLOGY GROWTH FUND


                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                 MAY 1, 1998



____________________________________________________________________________



    This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund, each dated March 2, 1998, and Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund, each dated January 2, 1998, and Dreyfus Technology Growth Fund, dated May 1, 1998 (each, a "Fund" and collectively, the "Funds") of Dreyfus Growth and Value Funds, Inc. (the "Company"), as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



              Call Toll Free 1-800-645-6561
              In New York City -- Call 1-718-895-1206
              Outside the U.S. -- Call 516-794-5452


    The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.




                             TABLE  OF  CONTENTS
                                                             Page

Investment Objective and Management Policies                  B-3
Management of the Company                                    B-14
Management
Agreement....................................................B-19
Purchase of
Shares.......................................................B-22
Shareholder Services Plan                                    B-23
Redemption of Shares                                         B-24
Shareholder Services                                         B-26
Determination of Net Asset Value                             B-29
Dividends, Distributions and Taxes                           B-30
Portfolio Transactions                                       B-32
Performance Information                                      B-35
Information About the Funds                                  B-36
Transfer and Dividend Disbursing Agent, Custodian,
           Counsel and Independent Auditors                  B-37
Financial Statements and Reports of Independent Auditors     B-38
Appendix                                                     B-39
                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts. (All Funds, except Dreyfus Emerging Leaders Fund) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Closed-End Investment Companies. (All Funds) A Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to:
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
     Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.
Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will set aside in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund, Dreyfus Small Company Value Fund and Dreyfus Technology Growth Fund only) In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (All Funds) Each Fund may invest in, or enter into, Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (All Funds) Each Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. (All Funds) Each Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, permissible liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund may purchase cash-settlement options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.
     Successful use by a Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. (All Funds) Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Funds) Each Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Securities. (Dreyfus Aggressive Value Fund) The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group ("S&P" and with Moody's, the "Rating Agencies"), and as low as Caa by Moody's or CCC by S&P. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Fund's Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.
The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


Investment Restrictions

     Each Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. No Fund may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Investment Restriction with respect to Dreyfus Technology Growth Fund, the technology sector in general is not considered an industry.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.
     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets. This Investment Restriction has not been adopted with respect to Dreyfus Technology Growth Fund.

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views. This Investment Restriction has not been adopted with respect to Dreyfus Technology Growth Fund.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of a Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

                          MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Company


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies and Staffing Resources, Inc., a temporary placement firm. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed at AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is 3 Tall Oaks Drive, Warren, New Jersey 07059.

JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.

EHUD HOUMINER, Board Member.  Professor and Executive-in-Residence at the
     Columbia Business School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consulting firm. He also is a Director of Avnet Inc. and Super-Sol Limited. He is 57 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 68 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 52 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 72 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the Company's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, were as follows:

                                                   Total Compensation
                                                   From Company and
                              Aggregate            Fund Complex
Name of Board                 Compensation         Paid to Board
Member                        From the Company*
Member

Joseph S. DiMartino           $10,000             $517,075 (94)

David P. Feldman               $7,500             $122,257 (27)

John M. Fraser, Jr.            $8,000             $ 73,563 (12)

Ehud Houminer                  $7,500             $ 48,769 (12)

David J. Mahoney               $5,500             $ 40,312 (14)

Gloria Messinger               $8,000             $  11,444 (1)

Jack R. Meyer                  $7,500             $  18,868 (4)

John Szarkowski                $7,000             $ 21,377 (4)

Anne Wexler                    $8,000             $ 62,034 (16)

___________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,581 for all Board members as a group.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.



MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

MICHAEL S. PETRUCELLI, Vice President, Assistant Secretary and Assistant
     Treasurer. Senior Vice President and Director of Strategic Client Initiatives of Funds Distributor, Inc., Vice President and Assistant Treasurer of certain investment companies advised or administered by the Manager and an officer of certain investment companies advised or administered by J.P. Morgan & Co. Incorporated. From December 1989 through November 1996 he was employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a director of the GE Investment Services. He is 36 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.



KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Vice
     President and Assistant Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.



ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by the U.S. Trust Company of New York, where she held various sales and marketing positions. She is 36 years old.


     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on March 3, 1998.



     The following persons are known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of March 3, 1998:



Dreyfus Large Company Growth Fund
MBC Investment Corporation (a corporation,
and wholly-owned subsidiary of Mellon Bank
Corporation)...................................................... 71.65%
4500 New Linden Hill Road
Wilmington, DE 19808-2922


Dreyfus Large Company Value Fund
Charles Schwab & Co. Inc. ........................................ 11.17%
101 Montgomery Street
San Francisco, CA 94104-4122

Union Planters Bank................................................ 5.65%
P.O. Box 387
Memphis, TN 38147

Dreyfus Small Company Value Fund
Charles Schwab & Co. Inc_......................................... 22.01%
101 Montgomery Street
San Francisco, CA  94104-4122

Boston Safe Deposit & Trust Company
Allegheny LudRum Retirement Savings Plan........................... 7.90%
1 Cabot Road
Medford, MA 02155-5141

Dreyfus Aggressive Growth Fund
Charles Schwab & Co. Inc. ..........................................7.32%
101 Montgomery Street
San Francisco, CA 94104-4122

Dreyfus Aggressive Value Fund
Charles Schwab & Co. Inc. ........................................ 20.39%
101 Montgomery Street
San Francisco, CA 94104-4122

Dreyfus Midcap Value Fund
Charles Schwab & Co. Inc. ........................................ 22.34%
101 Montgomery Street
San Francisco, CA 94104-4122

Dreyfus Emerging Leaders Fund
Charles Schwab & Co. Inc. ....................................... 12.83%
101 Montgomery Street
San Francisco, CA 94104-4122

Dreyfus Technology Growth Fund
MBCIC Investment Corporation......................................24.73%
919 N Market Street
Wilmington, DE 19801-3023


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

     Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended May 23, 1996, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 5, 1994 in respect of Dreyfus Large Company Growth Fund and Dreyfus Large Company Value Fund, and on September 29, 1995 in respect of Dreyfus Small Company Value Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on February 11, 1998. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

The Funds' portfolio managers are as follows:

Dreyfus Large Company Growth Fund      Jeffrey F. Friedman
                                       Michael L. Schonberg



Dreyfus Aggressive Growth Fund         Paul A. LaRocco
                                       Michael L. Schonberg


Dreyfus Large Company Value Fund       Jeffrey F. Friedman
                                       Timothy M. Ghriskey
                                       Douglas Ramos

Dreyfus Aggressive Value Fund          Timothy M. Ghriskey
                                       Douglas Ramos

Dreyfus Midcap Value Fund              Peter I. Higgins

Dreyfus Small Company Value Fund       Peter I. Higgins
                                       Jeffrey F. Friedman


Dreyfus International Value Fund       Sandor Cseh

Dreyfus Emerging Leaders Fund          Paul Kandel
                                       Hilary Woods

Dreyfus Technology Growth Fund         Richard D. Wallman
                                       Mark Herskovitz

     The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 1.00% of the value of Dreyfus International Value Fund's average daily net assets, .90 of 1% of the value of Dreyfus Emerging Leaders Fund's average daily net assets and .75 of 1% of the value of each other Fund's average daily net assets.


     For the fiscal years ended October 31, 1995, 1996 and 1997, the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fees paid by the Fund were as follows:



Name of   Management             Reduction                        Net
Fund      Fee                    in                               Fee Paid
          Payable                Fee
          1995     1996         1997         1995        1996         1997       1995      1996       1997
Dreyfus   $41,416  $ 56,224     $86,822      $41,416     $23,942      $37,897    -0-       $32,282    $48,925
Large
Company
Growth
Fund

Dreyfus   $43,242  $134,679     $745,927     $43,242     $56,640      $54,892    -0-      $78,039     $691,035
Large
Company
Value
Fund

Dreyfus   $42,383  $  70,529    $60,360      $42,383     $38,175       $51,774   -0-    $32,354      $808,586
Small
Company
Value
Fund


     For the period September 29, 1995 (commencement of operations of the following Funds) through August 31, 1996, and for the fiscal year ended August 31, 1997, the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fees paid by the Fund were as follows:



Name of Fund                      Management Fee Payable       Reduction in Fee      Net Fee Paid
                                  1996           1997          1996        1997      1996        1997
Dreyfus Aggressive Growth Fund    $352,634       $852,091      $86,505     $106,990  $266,129    $745,101

Dreyfus Aggressive Value Fund     $ 43,706       $550,479      $39,945     $99,236   $  3,761    $451,243

Dreyfus International Value Fund  $122,121       $567,130      $67,691     $18,565   $ 54,430    $548,565

Dreyfus Emerging Leaders Fund     $205,324       $665,291      $89,685     $64,125    $115,639   $601,166

Dreyfus Midcap Value Fund         $ 19,408       $188,561      $19,408     $66,302    -  0 -     $122,259


   Dreyfus Technology Growth Fund has not completed its first fiscal year.

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services Plan."

     The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on February 11, 1998. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended October 31, 1997, the amount charged to each indicated Fund pursuant to the Shareholder Services Plan was as follows:

     Name of Fund                       Amount Charged

     Dreyfus Large Company Growth Fund  $ 28,263
     Dreyfus Large Company Value Fund   $248,642
     Dreyfus Small Company Value Fund   $286,787

     For the fiscal year ended August 31, 1997, the amount charged to each indicated Fund pursuant to the Shareholder Services Plan was as follows:

     Name of Fund                       Amount Charged

     Dreyfus Aggressive Growth Fund     $284,030
     Dreyfus Aggressive Value Fund      $183,493
     Dreyfus Emerging Leaders Fund      $184,803
     Dreyfus International Value Fund   $141,783
     Dreyfus Midcap Value Fund          $ 62,854


     Dreyfus Technology Growth Fund has not completed its first fiscal year.

                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Fee. Each Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 15 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

             144295                144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges may be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. A 1% redemption fee will be charged upon an exchange of Fund shares where the exchange occurs less than 15 days following the issuance of such shares. Shares of other funds purchased by exchange, will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load in shares of other funds that are offered without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, shareholders must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), Education IRAs and IRA "Rollover Accounts"), and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.


     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.


     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Company believes that each Fund (other than Dreyfus Technology Growth Fund which has not completed its first fiscal year) has qualified for its most recent fiscal year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that Dreyfus Technology Growth Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90 day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss under
Section 988 of the futures or Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain financial futures or forward contracts and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contract and option as well as from closing transactions. In addition, any such contract or option remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into "straddles" by reason of its engaging in financial futures or, forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or, forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain on "straddle" positions may be treated as short-term capital gains or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income under
Section 1291 of the Code and will be taxable to the Fund, or, for tax years beginning after December 31, 1997, under Section 1296 of the Code with respect to PFIC securities that are marked to market.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the fiscal years ended October 31, 1995, 1996 and 1997, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to the Distributor, were as follows:


Name of Fund                             Brokerage Commissions Paid
                                        1995      1996      1997
     Dreyfus Large Company Growth Fund  $ 11,595  $133,906  $  59,253
     Dreyfus Large Company Value Fund   $ 52,979  $358,011  $  584,746
     Dreyfus Small Company Value Fund   $117,084  $223,341  $1,304,668

________________

     For the fiscal years ended August 31, 1996 and 1997 the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to the Distributor, were as follows:

Name of Fund
                                  1996(1)          1997

Dreyfus Aggressive Growth Fund    $2,840,34  $  945,195
Dreyfus Aggressive Value Fund     $  375,964 $  763,570
Dreyfus Emerging Leaders Fund     $  948,862 $2,104,861
Dreyfus International Value Fund  $   96,586 $  275,265
Dreyfus Midcap Value Fund         $   77,113 $  408,251

__________________________
(1) For the period September 29, 1995 (commencement of operations) through August 31, 1996.

     Dreyfus Technology Growth Fund has not completed its first fiscal year.

     The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

                           Transaction      Commissions &
                           Amount           Concessions

Dreyfus Large Company
Growth Fund                $ 6,612,444         $   8,565
Dreyfus Large Company
Value Fund                 $23,579,063         $  33,027
Dreyfus Small Company
Value Fund                 $40,761,630         $ 107,616
Dreyfus Aggressive Growth
Fund                       $   687,068         $   4,386
Dreyfus Aggressive Value
Fund                       $18,382,599         $  26,370
Dreyfus Emerging Leaders
Fund                       $ 7,712,594         $  53,508
Dreyfus Midcap Value Fund  $56,245,252         $ 101,395
Dreyfus International
Value Fund                        0                  0

     Dreyfus Technology Growth Fund has not completed its first fiscal year.

     The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates, including Dreyfus Investment Services Corporation ("DISC"). The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

     During the fiscal years ended August 31, 1996 and 1997, Dreyfus Aggressive Value Fund paid brokerage commissions of $5,943, and $39,084, respectively, to DISC. During the fiscal year ended August 31, 1997, this amounted to approximately 9% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 20% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

     During the fiscal years ended October 31, 1995, 1996 and 1997, Dreyfus Large Company Value Fund paid brokerage commissions of $0, $17,828 and $47,101, respectively, to DISC. During the fiscal year ended October 31, 1997, this amounted to approximately 10% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 23% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

     During the fiscal years ended October 31, 1995, 1996 and 1997, Dreyfus Large Company Growth Fund paid brokerage commissions of $0, $2,835 and $6,757, respectively, to DISC. During the fiscal year ended October 31, 1997, this amounted to approximately 18% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 28% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

     With respect to Dreyfus Small Company Growth Fund, Dreyfus Aggressive Growth Fund, Dreyfus Emerging Leaders Fund, Dreyfus International Equity Fund and Dreyfus Midcap Value Fund, there were no brokerage commissions paid to the Manager or its affiliates for their most current fiscal years.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance
Information."

     Performance for each Fund for the period ended October 31, 1997 (August 31, 1997 with respect to Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund) (other than Dreyfus Technology Growth Fund which had commenced operations on October 13, 1997) was as follows:
                                         Average Annual Average Annual
                       Total Return      Total Return    Total Return
                      Since Inception   Since Inception             One Year

Dreyfus Large Company Growth Fund(1)        72.89%          15.32%    16.27%
Dreyfus Large Company Value Fund(1)        113.85%          21.89%    25.29%
Dreyfus Small Company Value Fund(1)        130.00%          24.22%    40.22%
Dreyfus Aggressive Growth Fund(2)           60.56%          27.97%    (11.63%)
Dreyfus Aggressive Value Fund(2)           131.14%          54.71%    43.57%
Dreyfus Midcap Value Fund(2)                97.24%          42.44%    55.45%
Dreyfus International Value Fund(2)         23.17%          11.46%    15.72%
Dreyfus Emerging Leaders Fund(2)           111.03%          47.55%    44.45%
_______________________________________
(1)  Commencement of operations: December 29, 1993.
(2)  Commencement of operations: September 29, 1995.

     Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

     From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, (including "growth" and "value" investing) asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. Advertisements for Dreyfus Emerging Leaders Fund, Dreyfus Small Company Value Fund and Dreyfus Technology Growth Fund also may discuss the potential benefits and risks of small cap investing.

                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

 Each Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the indicated fiscal year end, each Fund (other than Dreyfus Technology Growth Fund which has not completed its first fiscal year) paid the Transfer Agent the following:


Name of Fund                      Amount Paid to Transfer Agent
Dreyfus Large Company Growth           $   2,996
Fund(1)
Dreyfus Large Company Value            $  71,471
Fund(1)
Dreyfus Small Company Value            $  58,629
Fund(1)
Dreyfus Aggressive Growth Fund(2)      $152,210
Dreyfus Aggressive Value Fund(2)       $  65,516
Dreyfus Emerging Leaders Fund(2)       $  33,032
Dreyfus International Value            $  10,234
Fund(2)
Dreyfus Midcap Value Fund(2)           $  21,320
-----------------------------------------
(1)  Fiscal year ended October 31, 1997.
(2)  Fiscal year ended August 31, 1997.

     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian for the investments of Dreyfus International Value Fund. The Bank of New York has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Dreyfus International Value Fund. Under a custody agreement with such Funds, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each respective Fund's assets held in custody and receives certain securities transactions charges. For the indicated fiscal year end, each Fund (other than Dreyfus Technology Growth Fund which has not completed its first fiscal year and Dreyfus International Value Fund) paid the Custodian the following:

Name of Fund                      Amount Paid to Custodian
Dreyfus Large Company Growth           $   4,393
Fund(1)
Dreyfus Large Company Value            $ 32,356
Fund(1)
Dreyfus Small Company Value            $ 32,940
Fund(1)
Dreyfus Aggressive Growth Fund(2)      $ 15,162
Dreyfus Aggressive Value Fund(2)       $ 22,592
Dreyfus Emerging Leaders Fund(2)       $ 14,052
Dreyfus Midcap Value Fund(2)           $ 20,299
-----------------------------------------
(1)  Fiscal year ended October 31, 1997.
(2)  Fiscal year ended August 31, 1997.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Annual Report to Shareholders for the fiscal year ended August 31, 1997 for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus International Value Fund and Dreyfus Midcap Value Fund, and the Annual Report to Shareholders for the fiscal year ended October 31, 1997 for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.
                                  APPENDIX

     Description of certain ratings assigned by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                               BB

     Debt rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                               B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
                              CCC

     Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                              A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                              AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                               BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                               B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                              CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Dreyfus TechnoloGY GROWTH FUND
Letter to Shareholders





DREYFUS TECHNOLOGY GROWTH FUND
Statement of Investments                                                      February 28, 1998 (Unaudited)
Common Stocks-105.3%                                                                              Shares            Value
                                                                                               ___________ ___________
          Commercial Services-2.0%  Gartner Group, Cl. A..................        (a)                4,000       $   159,500
                                                                                                                 ___________
            Computer Hardware-4.4%  Gateway 2000..........................        (a)                5,500           242,000
                                     Silicon Graphics.....................        (a)                7,500           112,969
                                                                                                                 ___________
                                                                                                                     354,969
                                                                                                                 ___________
           Computer Software-21.7%  Compuware.............................        (a)                8,500           358,062
                                     Intuit...............................        (a)                6,000           279,000
                                     Legato Systems.......................        (a)                4,000           196,000
                                     Logic Works..........................        (a)               12,000           121,500
                                     Network Associates...................        (a)                4,000           258,500
                                     PeopleSoft...........................        (a)                8,500           379,844
                                     Siebel Systems.......................        (a)                2,500           153,750
                                                                                                                 ___________
                                                                                                                   1,746,656
                                                                                                                 ___________
         Electronic Components-.9%  Adaptec...............................        (a)                2,800            74,025
                                                                                                                 ___________
Electronic Data Processing-14.2%Cambridge Technology Partners.............        (a)                4,100           186,550
                                     Checkfree Holdings...................        (a)                4,300            92,450
                                     First Data.............................                         4,400           149,600
                                     Fiserv...............................        (a)                2,000           109,500
                                     Keane................................        (a)                3,000           139,500
                                     Paychex................................                         4,000           206,500
                                     Technology Solutions.................        (a)                2,800            91,000
                                     USWeb..................................                         9,000           168,750
                                                                                                                 ___________
                                                                                                                   1,143,850
                                                                                                                 ___________
                     Internet-3.6%  CDnow...................................                         4,000            91,500
                                     Onsale.................................                         7,000           200,813
                                                                                                                 ___________
                                                                                                                     292,313
                                                                                                                 ___________
                   Networking-5.4%  Ascend Communications.................        (a)                5,500           205,906
                                     Cisco Systems........................        (a)                3,500           230,563
                                                                                                                 ___________
                                                                                                                     436,469
                                                                                                                 ___________
    Semiconductor Capital
                   Equipment-13.3%  ASM Lithography Holding, N.V..........        (a)                2,200           205,425
                                     Applied Materials....................        (a)                2,500            92,031
                                     Cymer................................        (a)                7,700           173,731
                                     Etec Systems.........................        (a)                3,300           173,044
                                     KLA-Tencor...........................        (a)                3,000           138,469
                                     PRI Automation.......................        (a)                5,000           173,906
                                     Teradyne.............................        (a)                2,300           108,531
                                                                                                                 ___________
                                                                                                                   1,065,137
                                                                                                                 ___________
              Semiconductors-10.0%  Intel...................................                         1,600           143,500
                                     Level One Communications.............        (a)                4,700           211,206
                                     Micron Technology....................        (a)                5,600           185,850
                                     Texas Instruments......................                         2,000           115,750
                                     Xilinx...............................        (a)                3,300           144,788
                                                                                                                 ___________
                                                                                                                     801,094
                                                                                                                 ___________


DREYFUS TECHNOLOGY GROWTH FUND
Statement of Investments (continued)                                          February 28, 1998 (Unaudited)
Common Stocks (continued)                                                                        Shares             Value
                                                                                               ___________       ___________

          Telecommunications-17.7%  AT&T....................................                         2,900       $   176,538
                                     ICG Communications...................        (a)                4,400           147,950
                                     MCI Communications.....................                         3,600           172,125
                                     Metromedia Fiber Network, Cl. A........                         7,700           282,975
                                     MetroNet Communications, Cl. B.........                         7,900           188,612
                                     NEXTLINK Communications, Cl. A.........                         5,500           165,687
                                     Qwest Communications...................                         3,400           119,425
                                     WorldCom.............................        (a)                4,500           171,844
                                                                                                                 ___________
                                                                                                                   1,425,156
                                                                                                                 ___________
         Telecommunications
                   Equipment-12.1%   Applied Voice Technology                     (a)                6,000           208,500
                                     Aspect Telecommunications............        (a)                6,500           171,438
                                     Lucent Technologies....................                         1,500           162,562
                                     Nokia, Cl. A, A.D.R....................                           900            90,675
                                     Northern Telecommunications............                         2,700           143,944
                                     Tellabs..............................        (a)                3,300           199,237
                                                                                                                 ___________
                                                                                                                     976,356
                                                                                                                 ___________
TOTAL INVESTMENTS (cost $7,108,595).........................................                         105.3%      $ 8,475,525
                                                                                                   =======       ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (5.3%)      $  (425,726)
                                                                                                   =======       ===========
NET ASSETS..................................................................                        100.0%       $ 8,049,799
                                                                                                   =======       ===========
Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Assets and Liabilities                                           February 28, 1998 (Unaudited)
                                                                                                   Cost             Value
                                                                                               ___________       ___________
ASSETS:                          Investments in securities-See Statement of Investments         $7,108,595        $8,475,525
                                 Cash.......................................                                         106,712
                                 Receivable for investment securities sold..                                         137,487
                                 Receivable for shares of Common Stock subscribed                                     51,500
                                 Dividends and interest receivable..........                                           2,829
                                 Prepaid expenses...........................                                           1,169
                                                                                                                 ___________
                                                                                                                   8,775,222
                                                                                                                 ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         6,155
                                 Due to Distributor.........................                                           1,503
                                 Payable for investment securities purchased                                         257,325
                                 Bank loan payable-Note 2...................                                         450,000
                                 Interest payable-Note 2....................                                           1,065
                                 Accrued expenses...........................                                           9,375
                                                                                                                 ___________
                                                                                                                     725,423
                                                                                                                 ___________
NET ASSETS..................................................................                                      $8,049,799
                                                                                                                 ===========
REPRESENTED BY:                  Paid-in capital............................                                      $7,201,072
                                 Accumulated investment (loss)..............                                         (11,702)
                                 Accumulated net realized gain (loss) on investments                                (506,501)
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4                                                          1,366,930
                                                                                                                 ___________
NET ASSETS..................................................................                                      $8,049,799
                                                                                                                 ===========
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         609,740
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                          $13.20
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Operations
From October 13, 1997 (commencement of operations) to February 28, 1998 (Unaudited)
INVESTMENT INCOME
INCOME:                          Interest...................................                  $     13,611
                                 Cash dividends (net of $29 foreign taxes
                                     withheld at source)....................                         1,804
                                                                                               ___________
                                       Total Income.........................                                       $  15,415
EXPENSES:                        Management fee-Note 3(a)...................                        15,325
                                 Legal fees.................................                        36,831
                                 Shareholder servicing costs-Note 3(b)......                         7,076
                                 Auditing fees..............................                         6,400
                                 Custodian fees-Note 3(b)...................                         3,809
                                 Registration fees..........................                         2,681
                                 Interest expense-Note 2....................                         1,065
                                 Prospectus and shareholders' reports.......                           167
                                 Directors' fees and expenses-Note 3(c).....                           162
                                 Miscellaneous..............................                         1,346
                                                                                               ___________
                                       Total Expenses.......................                        74,862
                                 Less-expense reimbursement from Manager
                                     due to undertaking-Note 3(a)...........                       (47,745)
                                                                                               ___________
                                       Net Expenses.........................                                          27,117
                                                                                                                   _________
INVESTMENT (LOSS)...........................................................                                         (11,702)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  (506,501)
                                 Net unrealized appreciation (depreciation) on investments       1,366,930
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         860,429
                                                                                                                   _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $848,727
                                                                                                                   =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Statement of Changes in Net Assets
From October 13, 1997 (commencement of operations) to February 28, 1998 (Unaudited)
OPERATIONS:
  Investment (loss)........................................................                                     $    (11,702)
  Net realized gain (loss) on investments..................................                                         (506,501)
  Net unrealized appreciation (depreciation) on investments................                                        1,366,930
                                                                                                                 ___________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                                          848,727
                                                                                                                 ___________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                                        9,356,026
  Cost of shares redeemed..................................................                                       (2,154,954)
                                                                                                                 ___________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                                        7,201,072
                                                                                                                 ___________
      Total Increase (Decrease) in Net Assets..............................                                        8,049,799
NET ASSETS:
  Beginning of Period......................................................                                              ---
                                                                                                                 ___________
  End of Period............................................................                                       $8,049,799
                                                                                                                 ===========
INVESTMENT (LOSS)..........................................................                                     $    (11,702)
                                                                                                                 ___________
                                                                                                                    Shares
                                                                                                                 ___________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                                          794,552
  Shares redeemed..........................................................                                         (184,812)
                                                                                                                 ___________
    Net Increase (Decrease) in Shares Outstanding..........................                                          609,740
                                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
Financial Highlights
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from October 13, 1997
(commencement of operations) to February 28, 1998. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period                                                            $12.50
                                                                                                    ______
    Investment Operations:
    Investment (loss).......................................................                          (.02)
    Net realized and unrealized gain (loss)
      on investments........................................................                           .72
                                                                                                    ______
    Total from Investment Operations........................................                           .70
                                                                                                    ______
    Net asset value, end of period..........................................                        $13.20
                                                                                                    ______
                                                                                                    ______
TOTAL INVESTMENT RETURN.....................................................                         5.60%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                          .49%(1)
    Ratio of interest expense
      to average net assets.................................................                          .02%(1)
    Ratio of net investment income (loss)
      to average net assets.................................................                         (.22%)(1)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....................................                          .89%(1)
    Portfolio Turnover Rate.................................................                        88.09%(1)
    Average commission rate paid(3).........................................                        $.0533
    Net Assets, end of period (000's Omitted)...............................                        $8,050
(1)    Not annualized.
(2)    Calculated based on net asset value on the close of business on October 14, 1997 (commencement of initial offering) to
       February 28, 1998.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Technology Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series, including the Fund, which commenced operations on October 13, 1997. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of February 28, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 160,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1998 was approximately $46,800, with a related weighted average annualized interest rate of 5.98%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 13, 1997 through February 28, 1998 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $47,745 for the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1998, the Fund was charged $5,108 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $1,619 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $3,809 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS TECHNOLOGY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $11,532,012 and $3,917,691, respectively.
    At February 28, 1998, accumulated net unrealized appreciation on investments was $1,366,930, consisting of $1,457,255 gross unrealized appreciation and $90,325 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS TECHNOLOGY GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            255SA982
Technology Growth
Fund
Semi-Annual
Report
February 28, 1998
Registration Mark
[Dreyfus logo]




                    Dreyfus Growth and Value Funds, Inc.

                         PART C. OTHER INFORMATION
                           _________________________

Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from October 13, 1997 (commencement of operations) to February 28, 1998 with respect to Dreyfus Technology Growth Fund.

               Incorporated in Part B of the Registration Statement:

                                   Statement of Investments.*

                                   Statement of Assets and Liabilities.*

                                   Statement of Operations.*

                                   Statement of Changes in Net Assets.*

                                   Financial Highlights

                                   Notes to Financial Statements.*

                                   Report of Independent Auditors.*

                    Included in part B of the Registration Statement with Respect to Dreyfus Technology Growth Fund

                    Statement of Investment - February 28, 1998 (Unaudited)

                    Statement of Assets and Liabilities - February 28, 1998 (Unaudited).

                    Statement of Operations - for the period from October 13, 1998 to February 28, 1998 (Unaudited).

                    Statement of Changes Net Assets - for the period from October 13, 1997 (Commencement of Operations) to February 28, 1998 (unaudited).

                    Financial Highlights - for the period from October 13, 1997 (Commencement of Operations) to February 28, 1998 (Unaudited).

Item 24.  Financial Statements and Exhibits. - List (continued)
_______    ______________________________________________________

                    Notes to Financial Statement - for the period from October 13, 1997 (Commencement of Operations) to February 28, 1998 (Unaudited).

                    Report of Independent Auditors - April 9, 1998.
_____________________________________
* Items are incorporated by reference to the Registrant's Annual Reports to shareholders.

All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

 (b)      Exhibits:

(1)(a)    Articles of Incorporation are incorporated by reference to Exhibit
          (1) of Pre-Effective Amendment No. 1 to the
          Registration Statement on Form N-1A, filed on December 22, 1993.

(1)(b)    Articles of Amendment are incorporated by reference to Exhibits
          (1)(b) and (1)(c) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(5)(a) Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 5 to the
          Registration Statement on Form   N-1A, filed on September 27,
          1995.

(5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 5 to the
          Registration Statement on Form N-1A, filed on September 27, 1995.

(6)(a) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 5 to the Registration
          Statement on Form   N-1A, filed on September 27, 1995.

(6)(b) Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

(8) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(9)       Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 5 to the Registration
          Statement on Form   N-1A, filed on September 27, 1995.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993.

(11)      Consent of Independent Auditors.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

(14) Documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its Securities are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 22, 1994.

(17)      Financial Data Schedule.

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 27, 1998.

               (b) Certificate of Secretary are incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 27, 1998.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

               (1)                                        (2)
                                                    Number of Record
          Title of Class                     Holders as of May 4, 1998
          ______________                     _______________________________

          Common Stock
          (Par value $.001)

          Dreyfus Aggressive Growth Fund                    11,283
          Dreyfus Aggressive Value Fund                     11,268
          Dreyfus Emerging Leaders Fund                      8,362
          Dreyfus International Value Fund                   2,035
          Dreyfus Large Company Growth Fund                    267
          Dreyfus Large Company Value Fund                  11,281
          Dreyfus Midcap Value Fund                          8,787
          Dreyfus Small Company Value Fund                  24,625
          Dreyfus Technology Growth Fund                       688

Item 27.  Indemnification
_______   _______________

               The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993.

               Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 5 to the
          Registration Statement on Form N-1A, filed on September 27, 1995.

Item 28(a).    Business and Other Connections of Investment Adviser.
_______        ____________________________________________________

                         The Dreyfus Corporation ("Dreyfus") and subsidiary
               companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                 Other Businesses
_________________            ________________

MANDELL L. BERMAN            Real estate consultant and private investor
Director                          29100 Northwestern Highway, Suite 370
                                  Southfield, Michigan 48034;
                             Past Chairman of the Board of Trustees:
                                  Skillman Foundation;
                             Member of The Board of Vintners Intl.

BURTON C. BORGELT            Chairman Emeritus of the Board and
Director                     Past Chairman, Chief Executive Officer and
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405;
                             Director:
                                  DeVlieg-Bullard, Inc.
                                  1 Gorham Island
                                  Westport, Connecticut 06880
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***

FRANK V. CAHOUET             Chairman of the Board, President and
Director                     Chief Executive Officer:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Avery Dennison Corporation
                                  150 North Orange Grove Boulevard
                                  Pasadena, California 91103;
                                  Saint-Gobain Corporation
                                  750 East Swedesford Road
                                  Valley Forge, Pennsylvania 19482;
                                  Teledyne, Inc.
                                  1901 Avenue of the Stars
                                  Los Angeles, California 90067

W. KEITH SMITH               Chairman and Chief Executive Officer:
Chairman of the Board             The Boston Company****;
                             Vice Chairman of the Board:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405

CHRISTOPHER M. CONDRON       Vice Chairman:
President, Chief                  Mellon Bank Corporation***;
Executive Officer,                The Boston Company****;
Chief Operating              Deputy Director:
Officer and a                     Mellon Trust***;
Director                     Chief Executive Officer:
                                  The Boston Company Asset Management,
                                  Inc.****;
                             President:
                                  Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER            Director:
Vice Chairman and                 The Dreyfus Trust Company++;
Chief Investment Officer,    Formerly, Chairman and Chief Executive Officer:
and a Director                    Kleinwort Benson Investment Management
                                       Americas Inc.*

LAWRENCE S. KASH             Chairman, President and Chief
Vice Chairman-Distribution   Executive Officer:
and a Director                    The Boston Company Advisors, Inc.
                                  53 State Street
                                  Exchange Place
                                  Boston, Massachusetts 02109;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.**;
                             Director:
                                  Dreyfus America Fund+++;
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Dreyfus Trust Company++;
                                  Dreyfus Service Corporation*;
                             President:
                                  The Boston Company****;
                                  Laurel Capital Advisors***;
                                  Boston Group Holdings, Inc.;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                                  Boston Safe Deposit and Trust
                                  Company****

RICHARD F. SYRON             Chairman of the Board and
Director                     Chief Executive Officer:
                                  American Stock Exchange
                                  86 Trinity Place
                                  New York, New York 10006;
                             Director:
                                  John Hancock Mutual Life Insurance Company
                                  John Hancock Place, Box 111
                                  Boston, Massachusetts 02117;
                                  Thermo Electron Corporation
                                  81 Wyman Street, Box 9046
                                  Waltham, Massachusetts 02254-9046;
                                  American Business Conference
                                  1730 K Street, NW, Suite 120
                                  Washington, D.C. 20006;
                             Trustee:
                                  Boston College - Board of Trustees
                                  140 Commonwealth Ave.
                                  Chestnut Hill, Massachusetts 02167-3934

J. DAVID OFFICER             Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  Dreyfus Financial Services Corporation*****;
                                  Dreyfus Investment Services Corporation*****;
                                  Mellon Trust of Florida
                                  2875 Northeast 191st Street
                                  North Miami Beach, Florida 33180;
                                  Mellon Preferred Capital Corporation****;
                                  Boston Group Holdings, Inc.****;
                                  Mellon Trust of New York
                                  1301 Avenue of the Americas - 41st Floor
                                  New York, New York 10019;
                                  Mellon Trust of California
                                  400 South Hope Street
                                  Los Angeles, California 90071-2806;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                             Vice Chairman and Director:
                                  The Boston Company, Inc.****;
                             President and Director:
                                  RECO, Inc.****;
                                  The Boston Company Financial Services,
                                  Inc.****;
                                  Boston Safe Deposit and Trust Company****;

RONALD P. O'HANLEY           Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  The Boston Company Asset Management, LLC****;
                                  TBCAM Holding, Inc.****;
                                  Franklin Portfolio Holdings, Inc.
                                  Two International Place - 22nd Floor
                                  Boston, Massachusetts 02110;
                                  Mellon Capital Management Corporation
                                  595 Market Street, Suite #3000
                                  San Francisco, California 94105;
                                  Certus Asset Advisors Corporation
                                  One Bush Street, Suite 450
                                  San Francisco, California 94104;
                                  Mellon-France Corporation***;
                             Chairman and Director:
                                  Boston Safe Advisors, Inc.****;
                             Partner Representative:
                                  Pareto Partners
                                  271 Regent Street
                                  London, England W1R 8PP;
                             Chairman and Trustee:
                                  Mellon Bond Associates, LLP***;
                                  Mellon Equity Associates, LLP***;
                             Trustee:
                                  Laurel Capital Advisors, LLP***;
                             Chairman, President and Chief Executive Officer:
                                  Mellon Global Investing Corp.***;
                             Partner:
                                  McKinsey & Company, Inc.
                                  Boston, Massachusetts

WILLIAM T. SANDALLS, JR.     Director:
Senior Vice President and         Dreyfus Partnership Management, Inc.*;
Chief Financial Officer           Seven Six Seven Agency, Inc.*;
                             Chairman and Director:
                                  Dreyfus Transfer, Inc.
                                  One American Express Plaza
                                  Providence, Rhode Island 02903;
                             President and Director:
                                  Lion Management, Inc.*;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.*;
                             Vice President, Chief Financial Officer and
                             Director:
                                  Dreyfus America Fund+++;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Truepenny Corporation*;
                             Treasurer, Financial Officer and Director:
                                  The Dreyfus Trust Company++;
                             Treasurer and Director:
                                  Dreyfus Management, Inc.*;
                                  Dreyfus Service Corporation*;
                             Formerly, President and Director:
                                  Sandalls & Co., Inc.

MARK N. JACOBS               Vice President, Secretary and Director:
Vice President,                   Lion Management, Inc.*;
General Counsel              Secretary:
and Secretary                     The Dreyfus Consumer Credit Corporation*;
                                  Dreyfus Management, Inc.*;
                             Assistant Secretary:
                                  Dreyfus Service Organization, Inc.**;
                                  Major Trading Corporation*;
                                  The Truepenny Corporation*

PATRICE M. KOZLOWSKI         None
Vice President-
Corporate Communications

MARY BETH LEIBIG             None
Vice President-
Human Resources

JEFFREY N. NACHMAN           President and Director:
Vice President-Mutual             Dreyfus Transfer, Inc.
Fund Accounting                   One American Express Plaza
                                  Providence, Rhode Island 02903

ANDREW S. WASSER             Vice President:
Vice President-Information        Mellon Bank Corporation***
Services

WILLIAM V. HEALEY            President:
Assistant Secretary               The Truepenny Corporation*;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                             Secretary and Director:
                                  Dreyfus Partnership Management Inc.*;
                             Director:
                                  The Dreyfus Trust Company++;
                             Assistant Secretary:
                                  Dreyfus Service Corporation*;
                                  Dreyfus Investment Advisors, Inc.*;
                             Assistant Clerk:
                                  Dreyfus Insurance Agency of Massachusetts,
                                  Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
***** The address of the business so indicated is Union Trust Building, 501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259;
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management Funds
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Index Funds, Inc.
29)       Dreyfus Institutional Money Market Fund
30)       Dreyfus Institutional Preferred Money Market Fund
31)       Dreyfus Institutional Short Term Treasury Fund
32)       Dreyfus Insured Municipal Bond Fund, Inc.
33)       Dreyfus Intermediate Municipal Bond Fund, Inc.
34)       Dreyfus International Funds, Inc.
35)       Dreyfus Investment Grade Bond Funds, Inc.
36)       The Dreyfus/Laurel Funds, Inc.
37)       The Dreyfus/Laurel Funds Trust
38)       The Dreyfus/Laurel Tax-Free Municipal Funds
39)       Dreyfus LifeTime Portfolios, Inc.
40)       Dreyfus Liquid Assets, Inc.
41)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)       Dreyfus Massachusetts Municipal Money Market Fund
43)       Dreyfus Massachusetts Tax Exempt Bond Fund
44)       Dreyfus MidCap Index Fund
45)       Dreyfus Money Market Instruments, Inc.
46)       Dreyfus Municipal Bond Fund, Inc.
47)       Dreyfus Municipal Cash Management Plus
48)       Dreyfus Municipal Money Market Fund, Inc.
49)       Dreyfus New Jersey Intermediate Municipal Bond Fund
50)       Dreyfus New Jersey Municipal Bond Fund, Inc.
51)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)       Dreyfus New Leaders Fund, Inc.
53)       Dreyfus New York Insured Tax Exempt Bond Fund
54)       Dreyfus New York Municipal Cash Management
55)       Dreyfus New York Tax Exempt Bond Fund, Inc.
56)       Dreyfus New York Tax Exempt Intermediate Bond Fund
57)       Dreyfus New York Tax Exempt Money Market Fund
58)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
59)       Dreyfus 100% U.S. Treasury Long Term Fund
60)       Dreyfus 100% U.S. Treasury Money Market Fund
61)       Dreyfus 100% U.S. Treasury Short Term Fund
62)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
63)       Dreyfus Pennsylvania Municipal Money Market Fund
64)       Dreyfus Premier California Municipal Bond Fund
65)       Dreyfus Premier Equity Funds, Inc.
66)       Dreyfus Premier International Funds, Inc.
67)       Dreyfus Premier GNMA Fund
68)       Dreyfus Premier Worldwide Growth Fund, Inc.
69)       Dreyfus Premier Insured Municipal Bond Fund
70)       Dreyfus Premier Municipal Bond Fund
71)       Dreyfus Premier New York Municipal Bond Fund
72)       Dreyfus Premier State Municipal Bond Fund
73)       Dreyfus Premier Value Fund
74)       Dreyfus Short-Intermediate Government Fund
75)       Dreyfus Short-Intermediate Municipal Bond Fund
76)       The Dreyfus Socially Responsible Growth Fund, Inc.
77)       Dreyfus Stock Index Fund, Inc.
78)       Dreyfus Tax Exempt Cash Management
79)       The Dreyfus Third Century Fund, Inc.
80)       Dreyfus Treasury Cash Management
81)       Dreyfus Treasury Prime Cash Management
82)       Dreyfus Variable Investment Fund
83)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)       General California Municipal Bond Fund, Inc.
85)       General California Municipal Money Market Fund
86)       General Government Securities Money Market Fund, Inc.
87)       General Money Market Fund, Inc.
88)       General Municipal Bond Fund, Inc.
89)       General Municipal Money Market Fund, Inc.
90)       General New York Municipal Bond Fund, Inc.
91)       General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address       the Distributor                      Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Compliance     Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Treasurer and Chief Financial        and Assistant
                       Officer                              Treasurer

Richard W. Ingram      Executive Vice President             Vice President
                                                            and Assistant
                                                            Treasurer

Mary A. Nelson+        Vice President                       Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+         Vice President                       None

Jean M. O'Leary+       Assistant Secretary and              None
                       Assistant Clerk

John W. Gomez+         Director                             None

William J. Nutt+       Director                             None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To file a post-effective amendment, using financial statements which need not be certified, within four to six months, from the effective date of Registrant's 1933 Act Registration Statement with respect to the Registrant's Dreyfus Technology Growth Fund.

  (2) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (3) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                    C-14
                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registrant Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 13th day of April, 1998.

                    DREYFUS GROWTH AND VALUE FUNDS, INC.


         BY:       /s/Marie E. Connolly*
                   Marie E. Connolly, President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________      _______________________________        _________
/s/Marie E. Connolly*           President and Treasurer 04/13/98
Marie E. Connolly               (Principal Executive, Financial
                                and Accounting Officer)


/s/Joseph S. DiMartino*         Director                               04/13/98
Joseph S. DiMartino


/s/John M. Fraser, Jr.*         Director                               04/13/98
John M. Fraser, Jr.


/s/David P. Feldman*            Director                               04/13/98
David P. Feldman


/s/Ehud Houminer*               Director                               04/13/98
Ehud Houminer


/s/Gloria Messinger*            Director                               04/13/98
Gloria Messinger


/s/Jack R. Meyer*               Director                               04/13/98
Jack R. Meyer


/s/John Szarkowski*             Director                               04/13/98
John Szarkowski


/s/Anne Wexler*                 Director                               04/13/98
Anne Wexler



*BY:     /s/ Michael S. Petrucelli
         Michael S. Petrucelli,
         Attorney-in-Fact





                       INDEX OF EXHIBITS

(11)      Consent of Independent Auditors.....................

(17)      Financial Data Schedule.............................